                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 10, 2005
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                         0-21324                  06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

On May 10, 2005,  NYFIX,  Inc. (the "Company")  announced that it will delay the filing of its first quarter 2005 report on Form 10-Q for the quarter ended March
31, 2005 currently due May 10, 2005. The text of the press release issued by the
Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

As previously announced by the Company, the delay is a result of its expectation to restate its audited financial  statements after a review of previously issued stock options. The Company is in the process of restating its audited financials for the years  ended  December  31,  2003 and 2002  included  in its 2004 Annual
Report on Form 10-K and is evaluating  whether it needs to restate its unaudited results for the first three quarters of 2004.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      EXHIBIT NO.     EXHIBITS
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      99.1            Press release of NYFIX, Inc. dated May 10, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      NYFIX, INC.

                                      By: /s/ Brian Bellardo
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                                          Brian Bellardo
                                          Secretary
May 11, 2005